CONESTOGA SMALL CAP FUND

T i c k e r   S y m b o l :  C C A S X

Fund Objectives

The Fund seeks to provide long-term growth of capital. To this end, the Fund strives to generate long-term investment returns favorable to its benchmarks with lower risk. The Fund typically holds 45-50 small capitalization stocks that have met Conestoga’s fundamentally based, higher-quality, sustainable growth investment criteria. Conestoga seeks companies that have positive earnings, and which we believe can grow those earnings for an extended period of time at a 15-20% rate.  We also seek companies with low debt levels, high returns on equity (ROE), and which have other high-quality characteristics.

Management

William C. Martindale, Jr. and Robert M. Mitchell have co-managed the Fund since inception October 2002. Joseph F. Monahan and David M. Lawson serve as senior analysts.

Second Quarter Review and Commentary

The Conestoga Small Cap Fund’s underperformance in the second quarter was caused by both sector allocations and stock selection. The variation of returns among economic sectors was fairly wide in the quarter, with Consumer Discretionary stocks in the Russell 2000 Growth Index rising over 9%, while the Index’s holdings in Producer Durables fell by more than ‐3%. Conestoga maintained an underweight to the Consumer Discretionary sector throughout the quarter, and this detracted from relative return. Likewise, the strategy’s overweight to the Producer Durables sector also detracted from return.

Stock selection was strong in Consumer Discretionary, which more than offset the underweighting to the sector. The

Fund’s holdings in Stamps.com Inc. (STMP) and Grand Canyon Education Inc. (LOPE) both produced strong quarterlyreturns. Stock selection was also strong within the Financial Services sector, where Advent Software Inc. (ADVS) declared a special $9 dividend after halting a review of possible sale to a private equity buyer.

Stock selection was challenging in the Technology and Energy sectors. Acacia Research Corp. (ACTG) and Bottomline Technologies Inc. (EPAY) were among the weaker performers in Technology. ACTG, which generates its revenues through royalty payments on intellectual property, has suffered due to the inherent lumpiness of its business and a perceived concentration of its customer base. EPAY released weaker‐than‐expected earnings during quarter, and its stock fell as a result. Within Energy, three of the strategy’s four holdings underperformed the Index. CARBO Ceramics Inc. (CRR); Contango Oil & Gas Co. (MCF); and Geospace Technologies Inc. (GEOS) all lagged the benchmark during the quarter.

For Additional Information: Contact Mark Clewett, Director of Institutional Sales, at (484) 654-1380 or via email at    mclewett@conestogacapital.com.  You may also visit us on the web at www.conestogacapital.com.

Performance as of June 30, 2013

  2Q 2013    1 Year     3Years     5Years    10Years    Since Inception

Conestoga Small Cap Fund                  2.25%     18.13%    19.97%     11.19%     10.40%    11.39%

Russell 2000

                   3.08%     24.21%    18.67%       8.77%       9.53%    10.97%

Russell 2000 Growth

                   3.74%     23.67%    19.97%       8.89%       9.62%    11.34%

Sector Weightings as of 6-30-13:

Consumer Discretionary

  9.6%

Consumer Staples

  1.1%

Energy

  5.8%

Financial Services

  7.5%

Health Care

              16.9%

Materials & Processing

  6.8%

Producer Durables             21.9%

Technology

              26.4%

Utilities

  0.0%

Cash

  4.0%

Top Ten Equity Holdings as of 6-30-13:

CoStar Group Inc.	4.35%
Tyler Technologies Inc.	3.14%
Stamps.com Inc.	3.14%
Sun Hydraulics Corp.	2.95%
Proto Labs Inc.	2.95%
Ravens Industries Inc.	2.91%
PROS Holdings Inc.	2.85%
ACI Worldwide Inc.	2.77%
Neogen Corp.	2.61%
Bottomline Technologies Inc.	2.55%
*Total Percent of Portfolio:	30.22%

Market Capitalizations as of 6-30-13:

Mid Caps ( >$2 Bil)

 21.6%

Small Caps ($500 Mil

 65.9%

-$2 Bil)

Micro Caps (<$500 Mil)        8.5%

Cash

  4.1%

Fund Characteristics 6-30-13:

	CCASX	Russell 2000	Rusell 2000 Growth
P/E (1 Yr Fwd excl Neg)	26.4x	16.3x	17.6x
P/E (1 Yr Fwd)	26.4x	19.1x	23.7x
Earnings Growth	18.3%	15.0%	18.1%
PEG Ratio	1.44	1.27	1.31
Weighted Avg Mkt.Cap	$1,587 Mil	$1,598 Mil	$1,827 Mil
ROE - Last 5 Yr. Avg.	16.1%	8.1%	11.0%
Long-Term Debt/Capital	6%	33%	33%
Dividend Yield	0.76%	1.52%	0.88%

Number of Holdings	49	1934

      1101

Fund Information:

Ticker	CCASX
CUSIP	207019100
Total Fund Net Assets (as of date)	$457.1 Mil
Inception Date	10/1/2002
Fiscal Year End	9/30

Annual Fund Operating Expenses:

Management Fee	1.20%
Distributions (12b-1) Fees	0.00%
Other Expenses (1)	0.02%
Total Annual Fund Operating Expenses	1.22%
Expense Limitation (2)	-0.12%
Total Net Operation Expenses	1.10%

Disclosures:  *Top Ten Equity Holdings as a percent of the Fund’s assets. The Conestoga Small Cap Fund can be purchased fund direct or is available through most major mutual fund platforms. Please visit www.conestogacapital.com or contact Conestoga Capital Advisors for additional instructions. Conestoga Small Cap Fund, Russell 2000 and Russell 2000 Growth characteristics are generated by Factset analytical system. Performance is based upon closing NAV calculation on listed dates and represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the performance quoted. Performance data includes reinvestment of dividends. Investment returns and principal value of an      investment in Conestoga Small Cap Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For the Fund’s daily NAV, list of additional holdings, total return as of the most recent month-end and a copy of the Fund’s prospectus, please visit www.conestogacapital.com or call 1-800-320-7790. The prospectus contains information about the Fund’s investment objective, risks, charges, and expenses which an investor should consider before investing.

(1)  Although the Fund has adopted a Shareholder Servicing Plan that will allow the Fund to pay an annual fee of up to 0.25% of its average daily net assets for providing services to the Fund’s shareholders, the Fund does not expect to pay any Shareholder Servicing Fees in the current fiscal year.

(2)  Conestoga Capital Advisors, LLC (the Adviser) has contractually agreed to limit the Fund’s net annual operating expenses to 1.10% of the Fund’s average daily net assets until at least February 1, 2014, subject to termination at anytime at the option of the Fund.